May 2008

First Quarter 2008

Investor Presentation

Forward Looking Statements

This presentation contains forward-looking statements (within the meaning of the
Private Securities Litigation Reform Act of 1955). Such statements are not historical facts, but rather are based on our current expectations, estimates and projections about our industry, our beliefs and assumptions. Words including “may,” “will,” “could,”
“would,”  “should,” “anticipate,” “expect,” “intend,” “plan,” “project,” “believe,” “seek,”
“estimate” and similar expressions are intended to identify forward-looking statements.
These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which remain beyond our control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Such risk factors are disclosed from time to time in filings made by Crescent Financial Corp. with the
Securities and Exchange Commission. We caution you not to place undue reliance on these forward-looking statements, which reflect management’s view only as of the date of this presentation. We are not obligated to update these statements or publicly release the result of any revisions to them to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Corporate Profile

Headquartered in Cary, North Carolina

State-chartered community bank and opened in December 1998;
holding company was formed in June 2001.

Primary market areas are the Raleigh-Cary MSA, Moore County
(Pinehurst) and Wilmington markets

Crescent State Bank has 13 full-service offices

At March 31, 2008 :

Assets:             $881 million

Net Income:                           $5.8 million (last twelve months)

Market Cap:                          $69 million (approximately)

Inside ownership         18.78%

Institutional ownership                      6.66%

Average daily volume                        9,365 shares (last three months)

Presently traded on the NASDAQ Global Market under the
symbol “CRFN”

The Team That Makes It Happen

26

18 mos.

E.V.P. & Regional President,
Wilmington

  Keith Betts

32

26

24

25

Years in
Banking

3

10

10

10

Years with
CRFN

SVP & COO

SVP & Sr. Credit Officer

SVP & CFO

President & CEO

Title

Ray D. Vaughn

Bruce W. Elder

Michael G. Carlton

Thomas E. Holder, Jr.

1999

2000

2001

2002

2003

2004

2005

1998

Crescent State Bank
established in

Cary, NC

December 31, 1998

Crescent Financial
Corp. was formed on

June 29, 2001

Completed $9.1M
acquisition of Centennial
Bank August 29, 2003

Announced joining
the Russell
Microcap Index

August 19, 2005

2006

Completed acquisition of
Port City Capital Bank in
Wilmington, NC

August 31, 2006

Our History

$6.3M Secondary
Offering

Completed

August 20, 2002

$14M Public
Offering

Completed

December 2, 2005

Issued $8M of
trust preferred
securities
August 27, 2003

2007

Merged Port City Capital
Bank into Crescent State
Bank June 15, 2007

CRESCENT
FINANCIAL CORPORATION

Virginia
Tennessee
North Carolina
Durham
Cary
Raleigh
Sanford
Pinehurst
Charlotte
South Carolina
Wilmington

Crescent’s Market Area

Crescent headquarters

13 Crescent offices

Crescent MSAs are outlined in yellow.

High Growth Strategy:

Increase presence in high-growth central and southeast
North Carolina markets

Identify communities of interest and then hire the best local bankers

Target small- and medium-sized businesses, professionals
and individuals located in the markets we serve

Empower seasoned employees to make decisions at local
level

Focus on core deposit funding in highly competitive
environment

CRESCENT
FINANCIAL CORPORATION

Population Growth
HH Income Growth
25%
20%
15%
10%
5%
0%
19.4%
18.9%
17.7%
16.7%
9.7%
15.3%
17.4%
18.1%
8.9%
17.5%
6.3%
17.6%
Raleigh-Cary
Wilmington
Sandhills
Total Crescent MSAs
NC State
USA

Targeting High Growth Markets

1 Weighted average of combined Southern Pines-Pinehurst and Sanford MSAs

    Source: SNL Financial LC.

Projected 2007-2012

1

Raleigh-Cary MSA

8 banking offices with 2.34% deposit market share in three county area

All CRFN loan growth in this MSA has been organic

Population of 1.0 million, with 19.4% population growth forecast over next five years1

Home to the Research Triangle Park, one of the nation’s leading technology business centers

Top-rated for quality of life, excellent education, business climate and entertainment options:

#3 Best Jobs in Hottest Cities (Business 2.0, May 2007)

#1 Best City for Jobs (Forbes, February 2007)

Top 10 Tech Towns (Wired, January 2007)

#4 Best Places to Live (Money, July 2006)

1 Source: FDIC Summary of Deposits as of June 30, 2007

Sandhills MSA1

Acquired Centennial Bank in August 2003 with two banking
offices in Moore County

Now three banking offices and 4.28% deposit market share1

Total population of 141,136, growing at approx. 9.72% over
next five years1

Famous for its world-class golf courses

Pinehurst hosted the 1999 and 2005 Men’s US Open Golf
Championship

Southern Pines hosted the 2007 Women’s US Open Golf
Championship

1 Source: FDIC Summary of Deposits as of June 30, 2007; comprised of a combination of

Moore and Lee Counties

Wilmington Area/Coastal Market

Acquired Port City Capital on August 31, 2006 based in
Wilmington; consolidated in June 2007

2 banking offices with 4.22% deposit market share in New
Hanover county. Second branch opened March 2008

Wilmington is the largest city in southeastern NC; a regional medical and education center and major port

Wilmington MSA has population of 339,906, with growth
projected at 17.7% over next 5 years1

Brunswick County’s population of 99,227 is expected to grow
nearly 25% over the next five years1

1 Source: FDIC Summary of Deposits as of June 30, 2007 for New Hanover County.

CRESCENT
FINANCIAL CORPORATION

Rank	Institution	Branches	Deposits in Market ($000s)	Market Share (%)[2]
1	Wachovia Corporation	56	5,981,760	29.09%
2	BB&T Corporation	56	3,231,366	15.71%
3	First Citizens BancShares, Inc.	46	1,969,345	9.58%
4	Royal Bank of Canada	35	1,949,202	9.48%
5	Bank of America Corporation	31	1,665,663	8.10%
6	SunTrust Banks, Inc.	40	1,226,206	5.96%
7	**Crescent Financial Corporation**	**12**	**619,226**	**3.01%**
8	First Bancorp	18	596,060	2.90%
9	Four Oaks Fincorp, Inc.	12	480,675	2.34%
10	North State Bancorp	5	454,156	2.21%
	Total	**311**	**18,173,659**	**88.37%**

Market Share Opportunity

1.

Only includes publicly traded companies

2.

Includes all publicly traded companies in these counties

*Source: SNL Financial LC; Deposits as of June 30, 2007

Deposit Market Share in 1

Wake, Johnston, New Hanover, Lee and Moore Counties

CRESCENT FINANCIAL CORPORATION

2006 Deposit Market Share
2007 Deposit Market Share
2.49%
2.59%
1.87%
2.03%
1.71%
1.92%
1.79%
1.83%
1.63%
1.83%
1.50%
1.57%
1.47%
1.50%
2.43%
2.61%
First Bancorp
Four Oaks Fincorp
North State Bancorp
Fidelity Bancshares
Capital Bank
Cape Fear Bank
Cooperative Bankshares
Crescent Financial

Expanding Deposit Market Share:

Measuring Up Against the Top-Ranked Community Banks in
Our Markets1

+10 bps

+16 bps

+21 bps

+4 bps

+18 bps

1  Publicly traded community banks ranked by deposit market share in CRFN’s 4 MSAs; includes community banks with more than 1% market share. Excludes regional banks.

    Source: SNL Financial. Deposit data as of June 30, 2007.

+20 bps

+7 bps

+3 bps

CRESCENT FINANCIAL CORPORATION

Assets ($MM's)
36% CAGR
1000
900
800
700
600
500
400
300
200
100
0
129
182
274
331
411
698
836
881
2001
2002
2003
2004
2005
2006
2007
Mar-08

Net Loans ($MM's)
42% CAGR
800
700
600
500
400
300
200
100
0
79
124
213
254
324
543
668
702
2001
2002
2003
2004
2005
2006
2007
Mar-08

Deposits ($MM's)
32% CAGR
700
600
500
400
300
200
100
0
113
153
219
274
322
542
605
653
2001
2002
2003
2004
2005
2006
2007
Mar-08

Equity ($MM's)
43% CAGR
100
90
80
70
60
50
40
30
20
10
0
10
18
24
27
41
83
92
93
2001
2002
2003
2004
2005
2006
2007
Mar-08

Balance Sheet Growth

35.6%
18.1%
7.6%
10.9%
8.7%
8.6%
-1.6%
23.8%
North State Bancorp
Four Oaks Fincorp
Cooperative Bankshares
Cape Fear Bank
First Bancorp
Capital Bank
Fidelity Bancshares
Crescent Financial

Exceptional Loan Growth:

Compared with Top-Ranked Community Banks in Our Markets1

LTM Loan Growth2

1  Publicly traded community banks ranked by deposit market share in CRFN’s 4 MSAs ; includes community banks with more than 1% market share. Excludes regional banks.

2  Source: SNL Financial. Last twelve month loan growth data for calendar year 2007

Home equity lines & loans 7%
Consumer 1%
Comm RE - owner occupied 25%
Commercial & industrial 9%
Land acquisition 8%
Construction - Commercial 7%
Construction - 1 to 4 family 11%
Residential real estate 3%
Comm RE - non-owner occupied 29%

Total Gross Loans of $710.5 million as of March 31, 2008 of which approximately 51% are variable.

Loan Composition

Commitment to Asset Quality

Disciplined, conservative credit culture

Consistent on analysis & underwriting standards

Effective approval structure aimed at quality & responsiveness

Robust credit monitoring process

At individual credit level

At portfolio level

Do not compromise loan quality for growth

No exposure to sub-prime loans

CRESCENT
FINANCIAL CORPORATION

Non-Performing Assets[1] / Total Assets

0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.33%
0.00%
0.06%
0.09%
0.01%
0.03%
0.36%
0.29%
2001
2002
2003
2004
2005
2006
2007
Mar-08

Net Charge-Offs / Average Loans (annualized)

0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.09%
0.05%
0.15%
0.04%
0.02%
0.06%
0.38%
2001
2002
2003
2004
2005
2006
2007
Mar-08

Loan Loss Reserves / Gross Loans

1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.39%
1.36%
1.52%
1.42%
1.33%
1.26%
1.22%
1.19%
2001
2002
2003
2004
2005
2006
2007
Mar-08

Loan Loss Reserves / Non-Performing Loans[1]

80000%
70000%
60000%
50000%
40000%
30000%
20000%
10000%
0%
260%
2078%
73360%
16961%
5145%
303%
3276%
2001
2002
2003
2004
2005
2006
2007
Mar-08

(1) Non-performing assets include non-accrual loans, loans 90 days or more past due, and repossessed assets

NM

Asset Quality & Reserve Coverage

Asset Quality Comparisons

* Peer banks are defined as banks with total assets between $500 million and $1 billion.  Source – SNL Database as of December 31, 2007.

CRFN

Peer*

All

Peer*

All

Non-performing Assets

to Total Assets

0.36%

0.46%

0.48%

1.31%

1.07%

Last Twelve Months Net

Charge-offs to Average Loans

0.06%

0.21%

0.18%

0.29%

0.28%

Loan Loss Reserve to

Total Loans

1.22%

1.25%

1.30%

1.29%

1.36%

North Carolina

Banks

Southeast Banks

Deposit Composition

Total Deposits of $653 Million at March 31, 2008

Time greater than $100K

15%

Time less than $100K

12%

Non-interest Bearing

Demand

10%

Brokered CDs

33%

Money Market

10%

Interest Bearing

NOW

6%

Savings

14%

Financial Highlights

$4.001

$6.25

$4.90

Net Income

$0.422

$0.65

$0.64

EPS

0.47%1

0.80%

0.93%

ROA

6.35%1

51.8%

$710.5

$881.1

1Q’08

10.93%

54.2%

$675.9

$835.5

2007

11.22%

56.3%

$549.8

$697.9

2006

ROATE

Gross Loans

Assets

% Core Deposits

($MMs except EPS)

1 Annualized for 2008

2 Analyst consensus for 2008

CRESCENT
FINANCIAL CORPORATION

Net Interest Income ($MM's)
39% CAGR
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
$3,762
$5,367
$7,201
$10,430
$13,955
$19,450
$26,655
2001
2002
2003
2004
2005
2006
2007

Noninterest Income ($MM's)
35% CAGR
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$441
$754
$1,654
$1,998
$2,433
$2,612
$2,621
2001
2002
2003
2004
2005
2006
2007

Net Income ($MM's)
65% CAGR
$7,200
$6,300
$5,400
$4,500
$3,600
$2,700
$1,800
$900
$0
$307
$1,228
$1,655
$2,333
$3,144
$4,904
$6,249
2001
2002
2003
2004
2005
2006
2007

Earnings per Share
34% CAGR
$0.80
$0.60
$0.40
$0.20
$0.00
$0.11
$0.35
$0.35
$0.43
$0.55
$0.64
$0.65
2001
2002
2003
2004
2005
2006
2007

Earnings Growth

CRESCENT FINANCIAL CORPORATION

ROAA (%)
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.31%
0.85%
0.79%
0.76%
0.84%
0.93%
0.80%
0.47%
2001
2002
2003
2004
2005
2006
2007
1Q'08

ROAE (%)
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2.97%
9.31%
8.25%
9.14%
10.34%
8.72%
7.15%
3.97%
2001
2002
2003
2004
2005
2006
2007
1Q'08

Net Interest Margin (%)
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.98%
3.87%
3.64%
3.61%
3.94%
3.95%
3.72%
3.27%
2001
2002
2003
2004
2005
2006
2007
1Q'08

Efficiency Ratio (%)
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
82%
67%
65%
68%
66%
61%
61%
68%
2001
2002
2003
2004
2005
2006
2007
1Q'08

Profitability

Consolidated Balance Sheet

March 31,

December 31,

ASSETS

2008

2007

$14,088,431

$12,047,600

387,323

211,804

Federal funds sold

467,000

97,000

94,854,874

90,758,467

710,544,547

675,916,228

(8,425,000)

(8,273,000)

NET LOANS

702,119,547

667,643,228

3,267,523

3,761,600

7,039,000

6,790,700

9,965,995

8,094,521

9,210,136

9,122,697

30,233,049

30,233,049

Other assets

9,460,216

6,779,390

TOTAL ASSETS

$881,093,094

$835,540,056

Cash and due from banks

Interest-earning deposits with banks

Investment securities available for sale

Premises and equipment

Investment in BOLI

Goodwill

Loans

Allowance for loan losses

Accrued interest receivable

Federal Home Loan Bank stock, at cost

Consolidated Balance Sheet

March 31,

December 31,

2008

2007

Deposits:

Demand

65,890,041

69,367,630

Savings

88,981,672

110,516,217

Money market and NOW

106,109,148

80,316,251

Time

392,240,647

345,231,215

TOTAL DEPOSITS

653,221,508

605,431,313

Short-term borrowings

10,000,000

13,755,000

Long-term debt

121,248,000

121,248,000

Accrued expenses

3,285,602

3,446,931

TOTAL LIABILITIES

787,755,110

743,881,244

Stockholders’ Equity

Common Stock

9,496,555

9,404,579

Additional paid-in capital

73,698,725

73,596,427

Retained earnings

9,478,141

8,619,617

Accumulated other comprehensive income

664,563

38,189

TOTAL STOCKHOLDERS’ EQUITY

93,337,984

91,658,812

TOTAL LIABILITIES AND

STOCKHOLDERS’ EQUITY

881,093,094

$

835,540,056

$

LIABILITIES AND STOCKHOLDERS’ EQUITY

Crescent Financial Corporation

$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
$3.64
$3.64
$3.46
$3.46
$3.43
$3.43
$3.59
$3.59
$4.12
$4.12
$3.99
$4.73
$4.43
$5.16
$5.93
$6.52
$5.67
$9.13
$6.42
$9.75
Tangible Book Value
Book Value

Adjusted for stock dividends paid as follows:10% in 2000, 12½% in
2001 and 2002, 15% in 2003, 20% in 2004, 15% in 2005 and 2006 and
10% in 2007.

Historical Book Value Per Share

CRESCENT
FINANCIAL CORPORATION

300,000
250,000
200,000
150,000
100,000
50,000
0
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Aug-99
Apr-00
Jan-01
Oct-01
Jun-02
Mar-03
Nov-03
Aug-04
May-05
Jan-06
Oct-06
Jun-07
Mar-08
Volume
Price

Secondary Offering
Completed:

August 20, 2002

Acquisition of
Centennial Completed:
August 29, 2003

Public Offering
Completed:

December 2, 2005

NASDAQ National
Market Listing:

October 10, 2005

Acquisition of
PCCB Completed:
August 31, 2006

Historical Stock Price Performance

Trading activity from 8/11/99 through April 25, 2008

Source: SNL Financial

The Bank will have:

Traditional bank assets  $1.4B

20+ banking offices strategically located in Central and Eastern North
Carolina high growth markets

Acquired one or more smaller banks to gain strategic locations, people and/or other resources

Improved profitability

Expanded services to include some/all of following: mortgage lending, brokerage, insurance & financial advisory

Services delivered through a mix of “high-tech and high touch” channels

The Bank will be recognized as the financial services provider of choice for each of the communities we serve

Vision for 2010

CRFN: An Attractive Investment Opportunity

$9.83

Book Value1

$6.53

Tangible Book Value1

$0.59

Last Twelve Month EPS

110%

Price2/Tangible Book Value

73%

Price2/Book Value

12.2x

Price2/LTM EPS

21%

LTM Organic Loan Growth

1 As of March 31, 2008

2 Price as of 04/25/08 = $7.20

Investment Highlights

Strong loan growth with exceptional asset quality

Commercially focused business mix

Attractive franchise demographics with significant growth
potential

Proven acquisition and de novo expansion expertise

Established local identity in high-growth communities

Seasoned management team with an intimate knowledge
of local markets

Track record of stable earnings and balance sheet growth